UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 2, 2015

Immunomedics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-12104	61-1009366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 The American Road, Morris Plains, New Jersey	7950
(Address of Principal Executive Offices)	(Zip Code)

(973) 605-8200

(Registrant's telephone number,
including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) for Immunomedics, Inc. (the “Company”) was held at the Company’s headquarters, 300 The American Road, Morris Plains, New Jersey, on Wednesday, December 2, 2015. At the Annual Meeting, the following matters were submitted to a vote of stockholders:

•	the election of six (6) directors to serve for a one-year term ending at the 2016 Annual Meeting of Stockholders, or until their respective successors are duly elected and qualified;

•	the non-binding advisory vote to approve the compensation of the Company’s named executive officers;

•	the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016.

At the close of business on October 7, 2015, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 94,639,981 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The holders of 80,834,945 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

With respect to the election of the director nominees for a one-year term ending at the 2016 Annual Meeting of Stockholders, the votes were as follows:

Name	For	Against	Abstain	Broker Non- Votes
David M. Goldenberg	39,639,844 Shares	3,600,388 Shares	118,786 Shares	37,475,927 Shares
Cynthia L. Sullivan	40,312,159 Shares	2,890,273 Shares	156,586 Shares	37,475,927 Shares
Arthur S. Kirsch	40,985,294 Shares	2,243,191 Shares	130,533 Shares	37,475,927 Shares
Brian A. Markison	41,041,875 Shares	2,193,983 Shares	123,160 Shares	37,475,927 Shares
Mary E. Paetzold	40,639,888 Shares	2,571,349 Shares	147,781 Shares	37,475,927 Shares
Don C. Stark	40,448,287 Shares	2,792,230 Shares	118,501 Shares	37,475,927 Shares

The non-binding advisory votes with respect to approval of the compensation of the Company’s named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
34,084,678 Shares	8,915,378 Shares	358,962 Shares	37,475,927 Shares

With respect to the ratification of the Company’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016, the votes were as follows:

For	Against	Abstain
78,842,064 Shares	1,893,525 Shares	99,356 Shares

The foregoing votes reflect that all of the director nominees were elected for a one-year term ending at the 2016 Annual Meeting of Stockholders; the compensation of the Company’s named executive officers was approved by non-binding advisory votes; and KPMG LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOMEDICS, INC.

By:	/s/ Cynthia L. Sullivan
Name:	Cynthia L. Sullivan
Title:	President and Chief Executive Officer

Dated: December 2, 2015